JULIUS BAER FUNDS

Julius Baer International Equity Fund
Julius Baer Total Return Bond Fund
Julius Baer Global High Yield Bond Fund
Julius Baer Global Equity Fund Inc.

Supplement dated November 22, 2005 to the
Prospectus dated February 27, 2005, as Revised April 1, 2005, April 29, 2005, July 12, 2005 and October 19, 2005

The fifth paragraph of “Investing in the Funds - - Purchasing Your Shares” on page 42 is replaced with the following:

The International Equity Fund is closed to new shareholders (at the account level). This excludes 401(k) plans that have existing investments in the Fund through related 401(k) plans and new plan participants within 401(k) plans that hold positions in the Fund. Existing shareholders, however, may continue to invest, and the Fund will recognize new participants within existing 401(k) plans as qualified to purchase shares of the Fund.